SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2003

MEDIX RESOURCES, INC. (Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation)	0-24768 (Commission File Number)	84-1123311 (IRS Employer Identification No.)

420 Lexington Avenue, Suite 1830, New York, New York (Address of principal executive offices)	10170 (Zip Code)

Registrant's telephone number, including area code:	(212) 697-2509

Item 5. Other Events and Regulation FD Disclosure.

          On August 22, 2003, we announced that we had contracted to purchase certain technologies intended to permit narrow band multicasting video conferencing over Plain Old Telephone Service (POTS) lines and that, based on this acquisition, we had terminated our previously executed letter of intent to purchase Serca Technologies. A copy of the press release is filed at Exhibit 99.1 to this Form 8-K.

Item 7. Financial Statements and Exhibits.

(c) Exhibits

          99.1 Press Release dated August 22, 2003 announcing contract to purchase certain technologies intended to permit narrow band multicasting video conferencing over Plain Old Telephone Service (POTS) lines and termination of letter of intent to purchase Serca Technologies.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MEDIX RESOURCES, INC. By:/s/ Arthur Goldberg Arthur Goldberg Executive Vice President Chief Financial Officer

Dated: August 22, 2003

EXHIBIT INDEX

Exhibit Number	Description
99.1

Press Release dated August 22, 2003 announcing contract to purchase certain technologies intended to permit narrow band multicasting video conferencing over Plain Old Telephone Service (POTS) lines and termination of letter of intent to purchase Serca Technologies..